Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Paul Rainey, Chief Financial Officer of Global Eagle Entertainment Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	January 31, 2018	/s/ Paul Rainey
Paul Rainey
Chief Financial Officer
(principal financial officer and duly authorized officer)